SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 5, 2003

METASOLV, INC.

(Exact Name of Registrant as Specified In Charter)

Delaware	0-17920	75-2912166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5560 Tennyson Parkway, Plano, Texas 75024

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (972) 403-8300

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

Exhibit Number	Description
99.1	Text of Press Release dated February 5, 2003.

ITEM 9. REGULATION FD DISCLOSURE

On February 5, 2003, MetaSolv, Inc. issued a press release announcing that it would provide an online Web simulcast and rebroadcast of its 2002 fourth quarter earnings release conference call, a copy of which is filed herewith as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METASOLV, INC.

Date: February 5, 2003	By:	/s/ Glenn A. Etherington
Glenn A. Etherington Chief Financial Officer Duly Authorized Officer on behalf of the Registrant

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